Oceanstone Fund

Supplement Dated August 22, 2012

To the Statement of Additional Information Dated October 27, 2011

Effective immediately, the following disclosure is added to the Statement of Additional Information on page 12:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling the Fund at 1-(800) 988-6290, (2) on the Fund's website http://www.oceanstonefund.com, and (3) from the Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at http://www.sec.gov.